RETIREMENT AND POSTRETIREMENT BENEFITS	6 Months Ended
Jun. 30, 2016
RETIREMENT AND POSTRETIREMENT BENEFITS
RETIREMENT AND POSTRETIREMENT BENEFITS

14.    RETIREMENT AND POSTRETIREMENT BENEFITS

The Company has three registered pension plans which provide either defined benefit or defined contribution pension benefits, or both, to employees of the Company. The Liquids Pipelines and Gas Distribution pension plans provide Company funded defined benefit pension and/or defined contribution benefits to Canadian employees of Enbridge. The Enbridge United States pension plan provides Company funded defined benefit pension benefits for United States based employees. The Company has four supplemental pension plans which provide pension benefits in excess of the basic plans for certain employees. The Company also provides OPEB, which primarily include supplemental health and dental, health spending account and life insurance coverage, for qualifying retired employees.

NET BENEFIT COSTS RECOGNIZED

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
(millions of Canadian dollars)
Benefits earned during the period	41	44	83	88
Interest cost on projected benefit obligations	23	26	49	53
Expected return on plan assets	(38)	(37)	(76)	(73)
Amortization of prior service costs	-	1	-	1
Amortization of actuarial loss	9	12	18	24

Net benefit costs on an accrual basis1,2	35	46	74	93

1	Included in net benefit costs for the three and six months ended June 30, 2016 are costs related to OPEB of $3 million and $7 million, respectively. (2015 - $4 million and $7 million).
2

For the three and six months ended June 30, 2016, offsetting regulatory liabilities of $3 million and $5 million, respectively (2015 - nil regulatory liabilities) have been recorded to the extent pension and OPEB costs are expected to be refunded to or collected from customers in future rates.